SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    |X|
Filed by a Party other than the Registrant    |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               MOVIE GALLERY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

    5)   Total fee paid:

         -----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         -----------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    3)   Filing Party:

         -----------------------------------------------------------------------

    4)   Date Filed:

         -----------------------------------------------------------------------

                               MOVIE GALLERY, INC.
                              900 West Main Street
                              Dothan, Alabama 36301


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To Be Held On Friday, June 15, 2001


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Movie Gallery, Inc. (the "Company") will be held at the Ritz-Carlton--Buckhead, 3434 Peachtree Road, NE, Atlanta, Georgia 30326 on Friday, June 15, 2001, at 10:00 a.m. (Eastern Time) for the following purposes:

     (1) To elect members of the Board of Directors to serve until the next annual meeting of stockholders;

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     These items are more fully described in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on April 23, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only stockholders at the close of business on the record date are entitled to vote at the meeting.

     Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.


                                         By Order of the Board of Directors,

                                         /s/ S. Page Todd
                                         -----------------------------------
                                         S. Page Todd
                                         Senior Vice President,
                                         General Counsel and Secretary

Dothan, Alabama
May 16, 2001

                               MOVIE GALLERY, INC.
                              900 West Main Street
                              Dothan, Alabama 36301

                         ANNUAL MEETING OF STOCKHOLDERS

                                  June 15, 2001

                                 PROXY STATEMENT


                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of Movie Gallery, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Stockholders of the Company to be held on June 15, 2001, and at any and all adjournments thereof (the "Annual Meeting").

     A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted as directed by the stockholder executing the proxy. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted "FOR" the election of management's nominees for the Board of Directors. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote the proxy in accordance with their best judgment.

     Any proxy given may be revoked at any time prior to its exercise by filing with S. Page Todd, Secretary of the Company, an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if such stockholder so desires.

     It is contemplated that the solicitation of proxies will be made primarily by mail. Should it, however, appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, telegraph, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares eligible to vote at the Annual Meeting and will reimburse them for their expenses in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 16, 2001.

                                VOTING SECURITIES

     Only holders of record of the Company's voting securities at the close of business on April 23, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding 11,219,997 shares of the Company's Common Stock ("Common Stock"), the holders of which are entitled to vote at the Annual Meeting. Each share of Common Stock that was issued and outstanding as of the Record Date is entitled to one vote at the Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting.

     Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that each properly executed unrevoked proxy will be voted for the six management nominees for the Board of Directors in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on a proxy to withhold authority to vote for one or more of such nominees will result in the respective nominees receiving fewer votes.

     Abstentions may be specified as to all proposals to be brought before the Annual Meeting, other than the election of directors. Approval of each of the proposals to be brought before the Annual Meeting (not including the election of directors) will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon. As to the proposals, if a stockholder abstains from voting on a proposal it will have the effect of a negative vote on that proposal, but if a broker indicates that it does not have authority to vote certain shares, those votes will not be considered as shares present and entitled to vote at the Annual Meeting with respect to that proposal and, therefore, will have no effect on the outcome of the vote.


                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 23, 2001, by each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock and as to the number of shares beneficially owned by (i) each director of the Company, (ii) the Chief Executive Officer and each of the four other executive officers of the Company named in the Summary Compensation Table under the heading "Compensation of Directors and Executive Officers" (the "Named Executive Officers") and (iii) all directors and executive officers as a group. The Company believes that, unless otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock they own.

                                                    Number of         Percentage
                                                    Shares of             Of
             Name and Address (1)                  Common Stock      Outstanding
-------------------------------------              ------------      -----------
Joe Thomas Malugen (2) ..............              2,690,400 (4)         23.98%
H. Harrison Parrish (3) .............              2,539,448 (5)         22.63%
Dimensional Fund Advisors Inc. ......              1,002,800 (6)          8.94%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401
William B. Snow .....................                170,000 (7)          1.52%
Joseph F. Troy ......................                140,000 (8)          1.25%
Sanford C. Sigoloff .................                120,000 (9)          1.07%

                                                        (continued on next page)

                                       4

                                                    Number of        Percentage
                                                    Shares of            Of
             Name and Address (1)                  Common Stock      Outstanding
-------------------------------------              ------------      -----------
Philip B. Smith......................              116,000 (9)            1.03%
S. Page Todd.........................              214,140(10)            1.91%
J. Steven Roy........................              211,400(11)            1.88%
Jeffrey S. Stubbs....................               41,231(12)              *
All executive officers and directors
As a group (13 persons)..............            6,515,469(13)           58.07%
_____________________________

*   Less than 1%.
(1) Unless otherwise noted, the address for all persons listed is c/o the Company at 900 West Main Street, Dothan, Alabama 36301.
(2) Mr. Malugen is the Chairman of the Board and Chief Executive Officer of the Company.
(3)  Mr. Parrish is a Director and the President of the Company.
(4)  Represents shares held in trust for the benefit of Mr. Malugen.
(5) Represents shares held in trust for the benefit of Mr. Parrish, and includes 18 shares held as custodian for his daughter and 260 shares held by his spouse.
(6) Based upon the information in a Schedule 13G filed with the SEC on February 2, 2001.
(7) Includes 150,000 shares that are not outstanding but are subject to currently exercisable options.
(8) Represents shares that are not outstanding but are subject to currently exercisable options.
(9) Includes 115,000 shares that are not outstanding but are subject to currently exercisable stock options.
(10) Includes 203,500 shares that are not outstanding but are subject to currently exercisable stock options (including those that become exercisable within sixty days) and excludes 46,500 shares that are subject to options that are not exercisable within sixty days.
(11) Includes 205,000 shares that are not outstanding but are subject to currently exercisable stock options (including those that become exercisable within sixty days) and excludes 80,000 shares that are subject to options that are not exercisable within sixty days.
(12) Includes 41,231 shares that are not outstanding but are subject to currently exercisable stock options (including those that become exercisable within sixty days) and excludes 68,769 shares that are subject to options that are not exercisable within sixty days.
(13) Includes 1,092,581 shares that are not outstanding but are subject to currently exercisable options (including those that become exercisable within sixty days) and excludes 389,919 shares that are subject to options that are not exercisable within sixty days.


                              ELECTION OF DIRECTORS

Nominees

     Directors are elected at each annual meeting of the stockholders and hold office until their respective successors are elected and qualified. The Board of Directors believes that the election to the Board of Directors of the persons identified below, all of whom are currently serving as Directors of the Company and have consented to continue to serve if elected, would be in the best interests of the Company. The names of such nominees and certain biographical information about them are set forth below:

     Joe Thomas Malugen, age 49, co-founded the Company in 1985 and since that time has been its Chairman of the Board and Chief Executive Officer. Prior to the Company's initial public offering of Common Stock in August 1994, Mr. Malugen had been a practicing attorney in the States of Alabama and Missouri since 1978, but spent a majority of his time managing the operations of the Company beginning in early 1992. Mr. Malugen received a B.S. degree in Business Administration from the University of Missouri-Columbia, his J.D. from Cumberland Law School, Samford University and his LL.M. (in Taxation) from New York University Law School.

     H. Harrison Parrish, age 53, co-founded the Company in 1985 and since that time has been President and a Director of the Company. From December 1988 until January 1992, Mr. Parrish was Vice President of Deltacom, Inc., a regional long distance telephone provider. Mr. Parrish received a B.A. degree in Business Administration from the University of Alabama.

     William B. Snow, age 69, was elected Vice Chairman of the Board in July 1994 and served as Chief Financial Officer from July 1994 until May 1996. Since May 1996, Mr. Snow has continued to serve as Vice Chairman of the Board and has served as a consultant to the Company. Mr. Snow was the Executive Vice President and Chief Financial Officer and a Director of Consolidated Stores Corporation, a publicly held specialty retailer, from 1985 until he retired in June 1994. Mr. Snow is a director of Homeland Stores, Inc., a publicly traded company. Mr. Snow is a Certified Public Accountant, and he received his Masters in Business Administration from the Kellogg Graduate School of Management at Northwestern University and his Masters in Taxation from DePaul University.

     Sanford C. Sigoloff, age 70, became a director of the Company in September 1994. Since 1989, Mr. Sigoloff has been Chairman of the Board, President and Chief Executive Officer of Sigoloff & Associates, Inc., a management consulting company. In August 1989, LJ Hooker Corporation, a client of Sigoloff & Associates, Inc., appointed Mr. Sigoloff to act as its Chief Executive Officer during its reorganization under Chapter 11 of the United States Bankruptcy Code. From March 1982 until 1988, Mr. Sigoloff was Chairman of the Board, President, and Chief Executive Officer of Wickes Companies, Inc., one of the largest retailers in the United States. Mr. Sigoloff is a director of Kaufman and Broad Home Corporation, a publicly held company. In addition, Mr. Sigoloff is an adjunct full professor at the John E. Anderson Graduate School of Management at the University of California at Los Angeles.

     Philip B. Smith, age 65, became a director of the Company in September 1994. Since June 1998, Mr. Smith has served as Vice Chairman of the Board of Laird & Co., LLC, a merchant bank. In addition, from 1991 until August 1998, Mr. Smith served as Vice Chairman of the Board of Spencer Trask Securities
Incorporated, an investment banking firm. Mr. Smith is a founding General Partner of Lawrence Venture Associates, a venture capital limited partnership headquartered in New York City. From 1981 to 1984, he served as Executive Vice President and Group Executive of the worldwide corporations group at Irving Trust Company. Prior to joining Irving Trust Company, he was at Citibank for 15 years, where he founded Citicorp Venture Capital as President and Chief Executive Officer. Since 1988, he has also been the managing general partner of Private Equity Partnership, L.P. Mr. Smith is a director of Digital Video Systems, Inc., a publicly held company. In addition, Mr. Smith is an adjunct professor at Columbia University Graduate School of Business.

     Joseph F. Troy, age 62, became a director of the Company in September 1994. Mr. Troy is the founder and has been a member of the law firm of Troy & Gould Professional Corporation since May 1970.

     The shares of each properly executed unrevoked proxy will be voted FOR the election of all of the above named nominees unless the stockholder executing such proxy indicates that the proxy shall not be voted for all or any one of the nominees. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee, if any, as may be recommended by the Board of Directors. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

Meetings; Attendance; Committees

     The Board of Directors of the Company held four meetings during the fiscal year ended December 31, 2000. Each director during the past fiscal year attended at least 75% of the total number of the Company's Board meetings and committee meetings (on which such director served) held during the fiscal year ended December 31, 2000, except for Mr. Sigoloff who attended two of the four Board meetings.

     The Board of Directors of the Company has an Audit Committee and Compensation Committee, but does not have a Nominating Committee.

     Audit Committee. The members of the Audit Committee currently are Messrs. Smith, Sigoloff and Snow. Mr. Troy served as a member of the Audit Committee until March 2001, at which time the members of the Audit Committee were re-elected to comply with the audit committee independence requirements adopted by the SEC and Mr. Troy was replaced by Mr. Snow. The Audit Committee met seven times during the fiscal year ended December 31, 2000. The duties of the Audit Committee are set forth in the "Report of the Audit Committee."

     Compensation Committee. The members of the Compensation Committee currently are Messrs. Sigoloff, Smith and Snow. The Compensation Committee held one meeting during the fiscal year ended December 31, 2000. The Compensation Committee's duties are set forth in the "Joint Report of the Board of Directors and Compensation Committee on Executive Compensation."


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

     The following table sets forth the compensation for services in all capacities to the Company for the fiscal year ended December 31, 2000, January 2, 2000, and January 3, 1999, for the Chief Executive Officer of the Company and the four highest paid executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively referred to as the "Named Executives"):

                           Summary Compensation Table

                                                                                                      Long-Term
                                                                                                 Compensation Awards
                                                                                                 -------------------
                                                                   Annual                            Shares of
                                                                Compensation         Other          Common Stock
                                                              -----------------      Annual         Underlying     All Other
 Name and Principal Position               Period Ended      Salary      Bonus    Compensation        Options     Compensation
-----------------------------------     -----------------    --------   -------   ------------     -------------  ------------
Joe Thomas Malugen.................     December 31, 2000    $346,518    $  --     $26,160(1)           --           $  --
     Chairman and                       January 2, 2000       207,692       --      26,160(1)           --              --
     Chief Executive Officer            January 3, 1999       200,000       --      26,160(1)           --              --


H. Harrison Parrish................     December 31,2000      346,154       --      26,160(1)           --              --
     President and Director             January 2, 2000       207,692       --      26,160(1)           --              --
                                        January 3, 1999       200,000       --      26,160(1)           --              --

J. Steven Roy......................     December 31, 2000     269,115     38,539     8,160(1)         20,000(2)         --
     Executive Vice President and       January 2, 2000       182,067     62,572     8,160(1)         60,000(2)         --
      Chief Financial Officer           January 3, 1999       153,654      6,999     8,160(1)         20,000(2)         --

S. Page Todd.......................     December 31, 2000     186,846     28,689     8,053(1)         15,000(2)         --
     Senior Vice President,             January 2, 2000       142,885     29,300     8,160(1)         30,000(2)         --
     Secretary and General Counsel      January 3, 1999       128,654      5,826     8,160(1)         10,000(2)         --


Jeffrey S. Stubbs..................     December 31, 2000     168,846     29,173     6,000(1)         20,000(2)         --
     Executive  Vice President of       January 2, 2000        98,192     20,729     6,000(1)         40,000(2)         --
       Store Operations                 January 3, 1999        80,000     13,149     6,000(1)         25,000(2)         --
-----------------------------------

(1)  Automobile allowance
(2) Includes options granted under the Company's 1994 Stock Plan, as amended, which become exercisable in four equal annual installments, commencing on the first anniversary of the date of grant.

     Director Compensation. Members of the Board of Directors who are not officers of the Company receive an annual fee of $16,000 and receive fees of $1,000 for each Board meeting and $500 for each committee meeting they attend. The Company has granted, at or above the fair market value of the Common Stock on the date of the grant, vested options to purchase 115,000 shares of Common Stock to each of Messrs. Sigoloff and Smith, vested options to purchase 140,000 shares of Common Stock to Mr. Troy, and vested options to purchase 150,000 shares of Common Stock to Mr. Snow.

     On March 20, 2001, the Company completed a repricing of certain stock options which were previously granted to the non-employee directors of the Company. As part of the repricing, the Company reduced the exercise price of vested stock options to purchase 35,000 shares of the Company's Common Stock held by each of Messrs. Sigoloff, Smith and Troy with an exercise price of $6.00 per share, and vested stock options to purchase 5,000 shares of the Company's Common Stock held by each of Messrs. Sigoloff, Smith, Troy and Snow with an exercise price of $5.1875 per share. The exercise price of repriced options was reset to $4.00 per share, the market value of the Company's Common Stock on February 7, 2001.

     Employment and Consulting Arrangements. Messrs. Malugen and Parrish have each entered into two-year employment agreements with the Company, effective August 1994, which are automatically renewed annually unless notice is delivered by either party six months prior to the end of the term. The agreements were amended in April 2000, to increase the base annual salary payable to Messrs. Malugen and Parrish. Under the terms of the agreements, as amended, Messrs. Malugen and Parrish currently receive an annual base salary of $400,000, subject to increase by the Compensation Committee, and each of them is eligible to receive a bonus in an amount to be determined annually by the Board of Directors. In the event of the death of either Mr. Malugen or Mr. Parrish, his legal representative will be entitled to receive compensation through the last day of the calendar month in which his death occurred, as well as a $50,000 payment. If either Mr. Malugen or Mr. Parrish becomes disabled such that he is unable to perform his duties under his employment agreement, he shall be entitled to receive 100% of his salary for a 90-day period. In addition to salary and bonus, the Company is required to provide each of Messrs. Malugen and Parrish with a monthly car allowance of $2,180.

     Messrs. Roy, Todd, and Stubbs have each entered into one-year employment agreements with the Company, effective November 1997, November 1997, and October 1999, respectively, which are automatically renewed annually unless notice is delivered by either party thirty days prior to the end of the term. Under the terms of the agreements, Messrs. Roy, Todd, and Stubbs receive an annual base salary subject to increase by the Compensation Committee, currently $292,000, $203,000, and $219,000, respectively, and are eligible for a bonus under the Company's bonus plan. The agreements also provide for, among other things, an automobile allowance and other benefits applicable to executive personnel. The employment agreements provide for termination by the Company for cause at any time. In the event the Company chooses to terminate the executive's employment for reasons other than for cause or for disability, or in the event of the executive's resignation from the Company upon constructive termination (i.e., removal of the executive from his elected position or material change in the functions, duties or responsibilities of the executive without his consent, in either event, other than for cause or voluntary termination, or material, non-voluntary reduction in base salary and eligibility for bonus amounts), the executive would be entitled to an amount equal to twelve months of base salary. In the event of a change in control, as defined in the agreements, Messrs. Roy, Todd and Stubbs would each be entitled to receive an amount equal to eighteen months of base salary.

     Mr. Snow entered into an oral agreement with the Company, effective January 1, 2000, pursuant to which he agreed to served as a consultant to the Company through April 30, 2001. Under such agreement he received a consulting fee of $1,667 per month.

     Stock Options. The following tables set forth certain information with respect to stock options granted under the Company's 1994 Stock Plan, as amended (the "Stock Plan"), to the Named Executives during the fiscal year ended December 31, 2000, stock option exercises during that year and the value of unexercised stock options at that year's end.


                               OPTION GRANT TABLE

          Option Grants during the Fiscal Year ended December 31, 2000

                                                                                           Potential Realizable
                                                                                            Value at Assumed
                                                                                           Annual Rates of Stock
                                                                                          Price Appreciation for
                                              Individual Grants                               Option Term ($)
                          ----------------------------------------------------------      ----------------------
                          Number of
                          Shares of        % of Total
                         Common Stock        Options
                          Underlying       Granted to       Exercise
                           Options        Employees in        Price       Expiration
Name                       Granted        Fiscal Year       ($/Sh)(1)       Date (2)         5%           10%
---------------------     ---------       ------------      --------      ----------       ------       -------
J. Steven Roy             20,000 (3)          4.94%          3.1875        12/19/10        40,092       101,601
S. Page Todd              15,000 (3)          3.70%          3.1875        12/19/10        30,069        76,201
Jeffrey S. Stubbs         20,000 (3)          4.94%          3.1875        12/19/10        40,092       101,601
______________________________

(1) The exercise price and tax withholding related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions. Under the terms of the Company's Stock Plan, the administrator retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.
(2) The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.
(3) These options were granted "at orabove market" on the date of grant and become exercisable in four equal annual installments beginning on the date of grant.


                    OPTION EXERCISES AND YEAR-END VALUE TABLE

                 Aggregated Option Exercises in Last Fiscal Year
                           And Year-End Option Values
                                                                      Number of
                                                                      Shares of
                                                                    Common Stock                  Value of
                                                                     Underlying                  Unexercised
                              Shares                                 Unexercised                In-the-money
                             Acquired                                  Options                     Options
                                                                      At Year-End                 at Year-End($)(1)
                                On               Value       -------------------------     -------------------------
Name                         Exercise          Realized      Exercisable/Unexercisable     Exercisable/Unexercisable
---------------------        --------          --------      -------------------------     -------------------------
J. Steven Roy                   --                --               205,000/80,000                  0/1,250
S. Page Todd                    --                --               203,500/46,500                   0/938
Jeffrey S. Stubbs               --                --                41,231/68,769                2,906/2,219
______________________________

(1) Market value of underlying securities at year-end ($3.25), minus the exercise price of "in-the-money" options.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

     Messrs. Sigoloff, Smith and Snow currently serve as members of the Compensation Committee. Mr. Troy, who is a Director of the Company and also a member of its Executive and Audit Committees is a member of the law firm of Troy & Gould Professional Corporation ("Troy & Gould"). During the fiscal year ended December 31, 2000, the Company paid Troy & Gould $25,709 for legal services rendered.

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 11 hereof shall not be incorporated by reference into any of such filings.


           JOINT REPORT OF THE BOARD OF DIRECTORS AND THE COMPENSATION
                       COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company is composed entirely of outside directors. The Compensation Committee reviews the compensation levels and benefits of the Chief Executive Officer, the President and other executive officers of the Company at least annually. The Committee attempts to establish compensation structures which reward past performance and which serve to retain and provide incentive to the executive officers. The primary components of the Company's compensation structure are base salary, bonuses and stock option grants.

     Base Salary. In determining the base salaries of executives, the Compensation Committee considers a variety of factors, which include the overall financial performance of the Company as well as the executive's performance, job responsibilities, current and long-term value to the Company, length of service and qualifications. These factors vary in importance and are not necessarily weighted equally. Although much of the base salary determination is subjective, the evaluations and recommendations of superiors provide necessary insight to the Committee.

     Bonus Plans. The Company has two executive officer bonus plans which are reviewed and approved by the Compensation Committee on an annual basis. These plans are intended to recognize and reward contributions to the Company and are tied to the Company's level of achievement of annual operating cash flow targets, thereby establishing a direct link between each executive officer's bonus and the Company's profitability. Bonuses under these plans are payable in March of each year following the completion of the annual audit of the Company's financial statements for the previous fiscal year. Bonuses are only paid to executive officers who are employed by the Company on the date of payment and thus, are not earned until paid. The bonus plan applicable to Messrs. Malugen, Parrish, Roy and Stubbs is an annual plan based solely upon the Company's level of attainment of pre-determined operating cash flow objectives. The bonus plan applicable to the other executive officers of the Company is an annual plan that provides for clearly defined and quantifiable individual performance objectives. Each executive officer receives an individual performance rating based upon the achievement of such individual performance objectives. These individual performance ratings are then subject to a corporate performance multiplier based upon the Company's level of attainment of pre-determined operating cash flow objectives. Pursuant to these plans, bonuses were paid to all of the executive officers of the Company in March 2001 for the fiscal year ended December 31, 2000.

     Stock Option Grants. The Company believes that equity ownership by executive officers provides incentive to build stockholder value and align the interests of executive officers with the interests of stockholders. Upon hiring executive officers and other key employees, the administrator of the Company's Stock Plan (currently the entire Board of Directors and hereinafter "Plan Administrator") will typically recommend stock option grants to those persons under the Stock Plan, subject to applicable vesting periods. Thereafter, the Plan Administrator will consider awarding grants, usually on an annual basis. The Board of Directors believes that these additional annual grants will provide incentive for executive officers to remain with the Company. Options will be granted at or above the market price of the Company's Common Stock on the date of grant and, consequently, will have value only if the price of the Company's Common Stock increases over the exercise price. The size of the initial grant will usually be determined based upon prior grants to other executive officers and key employees. In determining the size of the periodic grants, the Plan Administrator will consider various factors, including the amount of any prior option grants, the executive's or employee's performance during the current fiscal year and his or her expected contributions during the following fiscal year.

     Compensation of the Chief Executive Officer and President. The Compensation Committee has reviewed and approved an annual salary of $400,000 for each of Messrs. Malugen and Parrish. This annual salary was established by the Committee in March 2000, pursuant to an amendment to their employment agreements which were entered into prior to the Company's initial public offering in August 1994. In establishing this annual salary, the Compensation Committee considered the financial results of the Company, the individual job performance of Mr. Malugen and Mr. Parrish, the fact that neither Mr. Malugen nor Mr. Parrish had received any increase in salary, or been paid any bonus, since prior to the Company's initial public offering, and that their compensation was considerably lower than the compensation of their peers in the industry and other publicly held companies of comparable size. Messrs. Malugen and Parrish each received a bonus in the amount of $103,581 for the fiscal year ended December 31, 2000. These bonuses were paid in March 2001, pursuant to the executive bonus plan described above.

     The Board of Directors and the Compensation Committee provide the foregoing report on executive compensation for inclusion in the proxy statement:

                          Joe Thomas Malugen, Chairman
                               H. Harrison Parrish
                                 William B. Snow
                               Sanford C. Sigoloff
                                 Philip B. Smith
                                 Joseph F. Troy


                          REPORT OF THE AUDIT COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act, that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

     The duties of the Audit Committee are to review and act or report to the Board of Directors with respect to various audit and accounting matters, including the annual audits of the Company (and their scope), the annual selection of the independent auditors of the Company, the nature of the services to be performed by and the fees to be paid to the independent auditors of the Company, and the rendering of "fairness" determinations concerning transactions between the Company and its directors and officers.

     The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is attached as Appendix "A" to this Proxy Statement.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Audit Committee met privately with the independent auditors, and discussed issues deemed significant by the independent auditors, including those required by Statements on Auditing Standards No. 61 and No. 90 (Audit Committee Communications). In addition, the Committee has discussed with independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of non-audit services with the auditors' independence.

     In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     The Audit Committee provides the foregoing report for inclusion in the proxy statement:

                            Philip B. Smith, Chairman
                               Sanford C. Sigoloff
                                 William B. Snow

     Audit Fees, Financial Information Systems Design and Implementation Fees and All Other Fees. Ernst & Young LLP has audited the consolidated financial statements of the Company for many years and during the fiscal year ended December 31, 2000, provided both audit and non-audit services. Fees for the year 2000 audit of the Company's consolidated financial statements and the reviews of quarterly reports on Form 10-Q were $175,000, and all other fees were $155,825, including audit related services of $26,550 and non-audit services of $129,275. The audit related services include fees relating to Audit Committee meetings, accounting consultations and the 401(k) audit. The non-audit services include fees for income tax return preparation, income tax consulting and other management consulting. Ernst & Young LLP did not provide any services related to financial information systems design and implementation during the last fiscal year.

     One or more representatives of Ernst & Young LLP will be present at this year's Annual Meeting of Stockholders. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                               COMPANY PERFORMANCE

     The following graph sets forth a comparison of cumulative total returns for the Company's common stock, the Nasdaq Stock Market (U.S. Companies) and a peer group selected by the Company for the period during which the Company's Common Stock has been registered under Section 12 of the Exchange Act. The peer group consists of those companies against which the Company's performance is generally compared in industry analyst reports, specifically, Blockbuster, Inc. ("Blockbuster"), which is listed on the New York Stock Exchange, and Hollywood Entertainment Corporation ("Hollywood") and Hastings Entertainment, Inc. ("Hastings"), each of which is listed on the Nasdaq National Market (collectively, "New Peer Group"). The peer group used in the previous year ("Old Peer Group") consisted of Blockbuster, Hollywood, Video Update, Inc. (which recently filed for bankruptcy protection) and West Coast Entertainment Corp. (which no longer operates any video specialty stores). The returns for the Old Peer Group and New Peer Group were weighted according to each issuer's market capitalization.

                      Comparison of Cumulative Total Return



                        8/94     1994     1995     1996     1997     1998     1999     2000     3/01
                        ----     ----     ----     ----     ----     ----     ----     ----     ----
Movie Gallery, Inc.     $100     $186     $218     $ 93     $ 21     $ 51     $ 31     $ 23     $ 52
Nasdaq Stock Market
(U. S. Companies)       $100     $104     $148     $182     $222     $314     $583     $350     $262
New Peer Group          $100     $141     $ 78     $172     $ 99     $220     $109     $ 31     $ 58
Old Peer Group          $100     $139     $ 87     $151     $ 78     $178     $ 86     $ 25     $ 46



     The graph assumes that the value of the investment in the Company's Common Stock, the Nasdaq Stock Market (U.S. Companies), the Old Peer Group and the New Peer Group each was $100 on August 2, 1994, and that all dividends were reinvested.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From June 1994 until October 2000, the Company leased approximately 6,500 square feet out of a total of 23,000 square feet of corporate office space from Messrs. Malugen and Parrish. On June 1, 1994, the Company entered into a three year lease (with two two-year options) with respect to such space, which provided for monthly rental payments of $3,650. The terms of the lease were not negotiated at arm's length, but the Company believes that they were fair and reasonable and were comparable to those terms which could have been obtained from a nonaffiliated third party. During the fiscal year ended December 31, 2000, the total amount of lease payments made by the Company to Messrs. Malugen and Parrish was $36,500. The lease was terminated in October 2000, at the time the Company moved into its new corporate offices.

     During the fiscal year ended December 31, 2000, the Company paid Troy & Gould $25,709 for legal services rendered. Mr. Troy is a member of that law firm.

     During the fiscal year ended December 31, 2000, the Company paid Air Conditioning Associates, Inc. $382,346 for services and materials relating to the repair and installation of the HVAC system at the Company's new corporate offices. The terms of the contract with Air Conditioning Associates were not negotiated at arm's length, but the Company believes that they were fair and reasonable and were comparable to those which could have been obtained from a nonaffiliated third party. Air Conditioning Associates is owned by the father-in-law and brother-in-law of Mr. Malugen.

     The Company has entered into separate but identical indemnity agreements (the "Indemnity Agreements") with each director of the Company (the "Indemnities"). The Indemnity Agreements provide that the Company will indemnify each Indemnitee to the fullest extent authorized or permitted by law against payment of and liability for any and all expenses actually and reasonably incurred by the Indemnitee, including, but not limited to, judgments, fines, settlements and expenses of defense, payable by reason of the fact that the Indemnitee is or was a director and/or officer of the Company or is or was serving, at the request of the Company, as a director, officer, employee or agent of another corporation, provided it is determined that the Indemnitee acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. The Indemnity Agreements also provide that all costs and expenses incurred by the Indemnitee in defending or investigating such claim shall be paid by the Company unless the Company, independent legal counsel or the stockholders of the Company determine that: (i) the Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company; (ii) in the case of any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful; or (iii) the Indemnitee intentionally breached his duty to the Company or its stockholders.

     The Company believes that the terms of all transactions described above are no less favorable than terms that could have been obtained from third parties. All transactions between the Company and its officers or directors are subject to approval by a majority of the disinterested members of the Board of Directors.

                               STOCK OPTION GRANTS

     The following table sets forth, with respect to the Named Executives, all current executive officers as a group, all current non-employee directors as a group, and all non-executive officers and employees as a group, the number of shares of Common Stock subject to options granted under the Stock Plan as of April 23, 2001, and the average per-share exercise price of such options.


                                                                              Options Granted
                                                               -------------------------------------------
                                                                 Number of              Average
                 Name of Individual                            Shares Subject          Per-Share
               or Identity of  Group                            To Options          Eercise Price (1)
-------------------------------------------------------------  --------------       -----------------
Joe Thomas Malugen...........................................        0                 $   0.00
H. Harrison Parrish..........................................        0                     0.00
S. Page Todd.................................................     250,000                 10.91
J. Steven Roy................................................     285,000                  9.29
Jeffrey S. Stubbs............................................     110,000                  3.75
Executive Officer group (9 persons)..........................     962,500                  7.29
Non-employee director group (4 persons)......................     520,000                 12.31
Non-executive officers and employee group (109 persons).......    810,007                  6.88
______________________________

(1) These amounts are based on a weighted average exercise price that is obtained by multiplying all options by their exercise price and then dividing by the total number of options for such category. The closing price of the Common Stock issuable upon the exercise of options under the Stock Plan as of April 23, 2001, was $7.05 per share.


                             STOCK OPTION RE-PRICING

     On March 20, 2001, the Company completed a direct repricing of certain stock options granted under the Company's Stock Plan. As part of the repricing, the Company reduced the exercise price of all outstanding options granted after January 1, 1997, with exercise prices greater than $5.00 per share. The exercise price of these repriced options was reset to $4.00 per share, the market value of the Company's Common Stock on February 7, 2001. A total of 384,000 options were repriced. The following table sets forth information with respect to each stock option repricing for the Company's executive officers since the Company's initial public offering in August 1994.



                                          Number of
                                          Securities                                                     Length of Original
                                          Underlying     Market Price of   Exercise Price      New          Option Term
        Name of             Date of        Options        Stock at Time      at Time of      Exercise     Remaining at Date
      Individual           Repricing      Repriced(#)    of Repricing($)    Repricing($)     Price(#)       of Repricing
---------------------      ---------      -----------    ----------------  --------------    ---------   ------------------
S. Page Todd               3/20/2001        10,000            5.94             5.19            4.00          91 months (2)

J. Steven Roy              3/20/2001        20,000            5.94             5.19            4.00          91 months (2)


                                                                                                    (continued on next page)


                                       15

                                          Number of
                                          Securities                                                     Length of Original
                                          Underlying     Market Price of   Exercise Price      New          Option Term
        Name of             Date of        Options        Stock at Time      at Time of      Exercise     Remaining at Date
       Individual          Repricing      Repriced(#)    of Repricing ($)   Repricing ($)    Price ($)      Of Repricing
---------------------      ---------      -----------    ----------------  --------------    ---------   ------------------

Jeffrey S. Stubbs          3/20/2001        25,000            5.94             5.19            4.00          91 months (2)
                           9/12/1997         7,500(1)         3.88            14.00            3.88         109 months (3)



Mark S. Loyd               3/20/2001        30,000            5.94             5.19            4.00          91 months (2)
                           9/12/1997        18,750(1)         3.88            14.00            3.88         109 months (3)
                           9/12/1997        18,750(1)         3.88            14.00            3.88          83 months (3)


Richard R. Langford        3/20/2001        11,500            5.94             5.19            4.00          91 months (2)
                           9/12/1997        15,000(1)         3.88            14.00            3.88         109 months (3)
                           9/12/1997         7,500(1)         3.88            41.75            3.88          95 months (3)

Keith A. Cousins           3/20/2001         5,000            5.94             5.19            4.00          91 months (2)

Theodore L. Innes          3/20/2001        40,000            5.94             6.00            4.00          97 months (3)
 ______________________________

(1) The number of securities underlying the options repriced was reduced by 25% as part of the repricing.
(2)  The original option term was not affected by the repricing.
(3)  The option term was extended to 120 months as part of the repricing.

             Report of Board of Directors on Stock Option Repricing

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act, that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

     On March 20, 2001, the Company's Board of Directors approved a reduction, effective March 20, 2001, in the exercise price of certain outstanding stock options held by executive officers, non-employee directors and employees of the Company to $4.00 per share, the market value of the Company's Common Stock on February 7, 2001. These options were granted between January 1, 1997 and May 7, 1999 at exercise prices ranging from $5.19 to $6.00 per share.

     As set forth in the Company's Stock Plan, stock options are intended to provide incentives to the Company's executive officers, directors and employees. The Company's Board of Directors believes that such equity incentives are a significant factor in the Company's ability to attract, retain and motivate key employees and directors who are critical to the Company's long-term success. The Board approved the repricing as a means of ensuring that the Company's executive officers, non-employee directors and employees holding these options will continue to have meaningful equity incentives to work toward the Company's success. The adjustment was deemed in the best interests of the Company and its stockholders.

     The repricing was approved by the Board of Directors based upon a recommendation to the Board made by an independent committee of the Board, comprised of Messrs. Malugen and Parrish. Messrs. Malugen and Parrish do not hold any options and therefore were disinterested directors for purposes of the repricing of options. In December 2000, the Board appointed Messrs. Malugen and Parrish, as a special committee of the Board, to consider the advisability of repricing certain outstanding stock options held by executive officers, non-employee directors and employees of the Company, to determine whether or not any of the Company's outstanding options should be repriced and to report back to the Board regarding their determination. On February 7, 2001, after extensive consideration, Messrs. Malugen and Parrish determined that it was advisable and in the best interests of the Company and its stockholders to reprice all outstanding options granted after January 1, 1997, with exercise prices greater than $5.00 per share to $4.00 per share.

     The Board of Directors provides the foregoing report for inclusion in the proxy statement:

                          Joe Thomas Malugen, Chairman
                               H. Harrison Parrish
                                 William B. Snow
                               Sanford C. Sigoloff
                                 Philip B. Smith
                                 Joseph F. Troy


     The following is a summary of the Stock Plan.

     General. The Plan Administrator has the authority to grant either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, non-statutory stock options, stock appreciation rights and other incentive grants. The Stock Plan provides that options may be granted thereunder to key employees, officers, directors or other persons providing significant services to the Company.

     Administration. The Stock Plan provides that it shall be administered by a committee established by the Board of Directors comprised of two or more "Non-Employee Directors" of the Board, as defined in Rule 16b-3 under the Exchange Act or any successor rule thereto, or by the full Board.

     Terms of Grants. The Plan Administrator determines the terms of grants of options, stock appreciation rights ("SARs"), shares of restricted stock or stock bonuses under the Stock Plan. Each grant of an option, SAR or restricted stock is evidenced by a stock option agreement, stock appreciation right agreement or restricted stock agreement. Grants are also subject to the following terms and conditions:

          (a) Stock Options. The term of each option and the manner in which it may be exercised are determined by the Plan Administrator; provided, however, that no option may be exercisable more than ten years after the date of grant or, in the case of an incentive stock option to an eligible employee owning more than 10% of the Company's outstanding securities, no more than five years. Payment for the shares purchased upon exercise of an option may be in cash, or with the Plan Administrator's consent, in shares of the Company's Common Stock. The Stock Plan provides that the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

          (b) Terms of Stock Appreciation Rights. The Plan Administrator may grant SARs either alone or in conjunction with all or part of an option. Upon the exercise of an SAR, a holder generally is entitled, without payment to the Company, to receive from the Company in exchange therefor an amount equal to the value of the excess of the fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or, in the case of an SAR granted in connection with an option, the excess of the fair market value of one share of Common Stock over the option price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option, or portion thereof, that is surrendered. Payment by the Company upon exercise of an SAR may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Plan Administrator.

          An SAR is exercisable only at the time or times established by the Plan Administrator. If an SAR is granted in connection with an option, the following rules also apply: (1) the SAR is exercisable only to the extent and on the same conditions that the related option could be exercised; (2) upon exercise of the SAR, the option or portion thereof to which the SAR relates terminates; and (3) upon exercise of the option, the related SAR or portion thereof terminates.

          (c) Terms of Restricted Stock and Stock Bonuses. The purchase price of restricted shares of Common Stock offered for sale under the Stock Plan, the vesting schedule and all other terms, conditions and restrictions of the issuance of restricted stock will be determined by the Plan Administrator, in its discretion, subject to the terms of the Stock Plan. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued. The restricted stock may be issued for such consideration (including promissory notes and services) as determined by the Plan Administrator.

          Upon sale and issuance of restricted stock or stock bonuses to an officer, key employee or other person providing significant services to the Company, the Company will issue certificates evidencing the stock but will retain possession of the certificates until the shares have vested, at which time the certificates representing the vested shares will be delivered to the issuee. In the event the restricted stock is paid for by delivery of a promissory note, however, all restricted stock generally will be required to be pledged to the Company until the promissory note relating thereto is paid in full.

          A person who receives restricted stock or a stock bonus will be entitled to vote the stock and to receive any dividends or other distributions declared with respect to the stock so long as he remains in the employ of or continues to provide services to the Company; provided, however, that all dividends or other distributions paid by the Company with respect to such shares of stock shall be retained by the Company until the shares of Common Stock are no longer subject to forfeiture or repurchase, at which time all accumulated amounts will be paid to the recipient.

          (d) All Grants

               (i) Termination of Employment. If the holder's employment terminates for any reason other than death, disability or retirement, options and SARs under the Stock Plan may be exercised no later than 30 days after such termination and may be exercised only to the extent the option or SAR was exercisable as of the date of such termination. If the holder's employment terminates because of the retirement or disability of the holder, then options and SARs under the Stock Plan may be exercised no later than three months after such termination and may be exercised only to the extent the options or SARs were exercisable at the date of such retirement or disability. If a holder's employment terminates, any non-vested portions of restricted stock awards or stock bonuses will be repurchased by the Company at a price equal to the purchase price paid therefor, subject to any applicable restrictions on the repurchase of shares by the Company.

               (ii) Death of Holder. If a holder should die while employed by the Company, options and SARs may be exercised at any time within twelve months after death, but only to the extent the options and SARs would have been exercisable on the date of death.

               (iii) Non-Transferability of Awards. Options and SARs are non-transferable by the holder other than by will or the laws of descent and distribution, or, except in the case of incentive stock options, pursuant to a qualified domestic relations order defined under the Internal Revenue Code of 1986 or Title I of the Employee Retirement Income Security Act, and is exercisable during the holder's lifetime only by such holder, or, in the event of death, by the holder's estate or by a person who acquires the right to exercise the option or SARs by bequest or inheritance.

     Federal Income Tax Aspects. The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Stock Plan based on Federal income tax laws in effect on January 1, 2001. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

          (a) Nonqualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a nonqualified stock option is granted;
(ii) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

          (b) Incentive Stock Options. In general, no income will be recognized by an optionee upon the grant or exercise of an incentive stock option (although the difference between the value of the shares and the exercise price at the date of exercise is treated as income for purposes of the alternative minimum tax). If shares of Common Stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the issuance of such shares to the optionee, then upon the sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

          If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain or any loss realized by the participant generally will be taxed as short-term or long-term capital gain or loss depending on the holding period. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

          (c) Stock Appreciation Rights. There are no federal tax consequences to the recipient of an SAR upon its grant. A holder exercising SARs will generally recognize compensation income in an amount equal to the amount of cash and/or the then fair market value of the shares of Common Stock received upon exercise of the SAR in the tax year in which payment is made in respect of the SAR. The Company will normally be entitled to a tax deduction for an equivalent amount for the same year.

          (d) Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses generally will not be taxable to the recipient until they have vested (i.e., the date when they are no longer subject to repurchase by the Company or, if the recipient is potentially subject to liability under Section 16(b) of the Exchange Act, when a sale would not subject the shareholder to liability under
Section 16(b), whichever is later). The tax will be imposed at ordinary income rates on the difference between the fair market value of the restricted stock on the date of vesting and its issue price. Alternatively, the recipient may elect under Section 83(b) of the Code to be taxed in the year he received the restricted stock. If the recipient makes the Section 83(b) election, he will be taxed at ordinary income rates on the difference between the fair market value of the restricted stock on the date issued and its issue price, and no additional tax will be imposed when the restricted stock vests. The Section 83(b) election is irrevocable and must be made within 30 days of the issuance of the restricted stock. Any subsequent increase or decrease in the fair market value of the restricted stock will be taxed as a capital gain or loss when the restricted stock is sold. In the event that a recipient of restricted stock terminates employment during any vesting or other restriction period and forfeits his shares, no deduction may be claimed for the income recognized by reason of the Section 83(b) election. The Company generally will be entitled to a deduction in the amount of the ordinary income reportable by the recipient for the year in which it is reportable.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's Common Stock. Directors, executive officers and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of copies of reports filed with the SEC and submitted to the Company since January 3, 2000, and on written representations by certain directors and executive officers of the Company, the Company believes that, with the exception described below, all of the Company's directors and executive officers filed all required reports on a timely basis during the past fiscal year. Each of the Company's directors and executive officers were 16 days late in filing a Form 4 for the month of December 2000, reporting a grant of stock options.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholders are advised that any stockholder proposal, including nominations to the Board of Directors, intended for consideration at the 2002 Annual Meeting must be received by the Company no later than January 7, 2002, to be included in the proxy material for the 2002 Annual Meeting. It is recommended that stockholders submitting proposals direct them to the Company, c/o S. Page Todd, Secretary of the Company, 900 West Main Street, Dothan, Alabama 36301, and utilize certified mail, return-receipt requested in order to ensure timely delivery.


                                  OTHER MATTERS

     The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

     THE STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                         By Order of the Board of Directors

                                         /s/ Joe Thomas Malugen
                                         -----------------------------------
                                         Joe Thomas Malugen
                                         Chairman of the Board

May 16, 2001

                               MOVIE GALLERY, INC.
                                  COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Common Stock of MOVIE GALLERY, INC. (the "Company") hereby appoints JOE THOMAS MALUGEN, and H. HARRISON PARRISH, and each of them, proxies of the undersigned, each with full power to act without the other and with the power of substitutions, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Ritz-Carlton--Buckhead, 3434 Peachtree Road, NE, Atlanta, Georgia 30326 on Friday, June 15, 2001, at 10:00 a.m. (Eastern Time), and at any adjournments thereof, and to vote all shares of Common Stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof, and in their discretion upon such other business as may properly come before the meeting.

     The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Stockholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof. The undersigned also acknowledges receipt of the notice of Annual Meeting of Stockholders to be held June 15, 2001, the Proxy Statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2000, furnished herewith.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE HEREOF, AND WILL BE VOTED IN FAVOR OF ANY MATTERS AS TO WHICH NO INSTRUCTIONS ARE INDICATED. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

X Please mark votes as in this example.



Election of Directors. Nominees standing for election: Malugen, Parrish, Snow, Sigoloff, Smith and Troy
___ FOR    ___WITHHOLD AUTHORITY    ___  ______________________________________
                                         For all nominees except as noted above




___ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

___ MARK HERE IF YOU PLAN TO ATTEND THE MEETING.



                                          Signature:

                                          Signature:

                                          Date:  Please  sign  exactly  as  name
                                          appears below. When shares are held by
                                          joint tenants,  both should sign. When
                                          signing   as    attorney,    executor,
                                          administrator,  trustee  or  guardian,
                                          please  give full title as such.  If a
                                          corporation,   please   sign  in  full
                                          corporate  name by  President or other
                                          authorized  officer. If a partnership,
                                          please  sign  in  partnership  name by
                                          authorized person.

                                  APPENDIX "A"


                     CHARTER FOR THE AUDIT COMMITTEE OF THE
                    BOARD OF DIRECTORS OF MOVIE GALLERY, INC.


PURPOSES:

     The Audit Committee will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

     The Audit Committee will consist of three members of the Board, all of whom shall be independent directors, in accordance with Nasdaq rules. The members of the Audit Committee will be appointed by and will serve at the discretion of the Board of Directors.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

     1. Nominating the independent auditors and reviewing any matters that might impact the auditors' independence from the Company.

     2.   Reviewing the plan for the audit and related services.

     3.   Reviewing audit results and financial statements.

     4. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or new adoptions of, accounting principles and disclosure practices.

     5. Reviewing with management the adequacy of the Company's system of internal accounting controls.

     6. Determining the necessity and overseeing the effectiveness of the internal audit function, including review of summary of findings.

     7. Reviewing compliance with the U.S. Foreign Corrupt Practices Act and the Company's internal policy prohibiting insider trading in the Company's stock.

     8. Reviewing compliance with SEC requirements for financial reporting (e.g. 10-K, 10-Q, etc.) and disclosure of auditor's services and Audit Committee members and activities.

     9.   Reviewing  related-party   transactions  for  potential  conflicts  of
          interest.

     10. Reviewing with corporate management and the independent auditors the policies and procedures with respect to corporate officers expense accounts and perquisites, including their use of corporate assets.

     11. Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

     The Audit Committee will meet formally at least two times a year. The Audit Committee may establish its own schedule of meetings, which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the Chief Executive Officer and President and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such time as it deems appropriate, to review the independent auditor's examination and management report and will meet separately with the auditors to inquire as to the effectiveness of the Company's system of internal controls and effectiveness of its financial and accounting personnel.

REPORT:

     Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Director's meeting to assist in reporting the results of the annual audit or to answer other director's questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

     The Audit Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.